UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 2, 2019 (June  27, 2019)

DISH NETWORK CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	88-0336997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	DISH	The Nasdaq Stock Market L.L.C.

DISH DBS CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	84-1328967
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:  None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company 

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 27, 2019, the Boards of Directors of DISH Network Corporation (“DISH Network”) and DISH DBS Corporation (“DISH DBS”) appointed Paul W. Orban as Executive Vice President and Chief Financial Officer of each of DISH Network and DISH DBS, effective June 29, 2019.

Mr. Orban, age 51, has served as our Senior Vice President and Chief Accounting Officer since December 2015 and Principal Financial Officer since August 2018 and is responsible for all aspects of our accounting and tax departments including external financial reporting, technical accounting policy, income tax accounting and compliance and internal controls.  Mr. Orban served as our Senior Vice President and Corporate Controller from September 2006 to December 2015 and as our Vice President and Corporate Controller from September 2003 to September 2006.  He also served as EchoStar’s Senior Vice President and Corporate Controller from 2008 to 2012 pursuant to a management services agreement between DISH Network and EchoStar.  Since joining DISH Network in 1996, Mr. Orban has held various positions of increasing responsibility in our accounting department.  Prior to DISH Network, Mr. Orban was an auditor with Arthur Andersen LLP.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release “DISH Names Paul W. Orban CFO,” dated July 2, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DISH NETWORK CORPORATION
Date: July 2, 2019	By:	/s/Timothy A. Messner
Timothy A. Messner Executive Vice President and General Counsel

DISH DBS CORPORATION
Date: July 2, 2019	By:	/s/Timothy A. Messner
Timothy A. Messner Executive Vice President and General Counsel